EXHIBIT 99.1

Monday August 14, 7:01 Eastern Time

GO AMERICA TO ACQUIRE HOTPAPER.COM AND ITS UNIQUE DOCUMENT AUTOMATION
TECHNOLOGY

Acquisition Enhances GoAmerica's Portfolio of Services Designed to Give Mobile Professionals a True Competitive Advantage

HACKENSACK, N.J., Aug. 14/PRNewswire/ -- GoAmerica, Inc. (NASDAQ: GOAM-news), a leading nationwide wireless Internet services provider, today announced it has signed an agreement to acquire Hotpaper.com, Inc., an innovative Web-based infrastructure company dedicated to the automated creation and delivery of business documents. Hotpaper.com's unique technology complements a growing suite of applications available to GoAmerica's corporate customers. The integrated technologies of GoAmerica and Hotpaper.com promise superior functionality and increased productivity and efficiency for those doing business on the road. Hotpaper.com, based in San Francisco, was originally backed by Nokia Ventures LP, among others.

The acquisition will integrate GoAmerica's industry-leading GoWeb(TM) technology with Hotpaper.com's choose-customize-deliver platform, enabling mobile professionals to create customized Microsoft Word and Adobe PDF documents from wireless devices and transmit them "on the fly" via fax or email. Professionals in document-intensive markets such as sales, banking, legal and human resources will be able to create documents wirelessly, thereby improving efficiency and shortening business cycles. For example, during a successful meeting, a sales executive could complete a legal contract via his or her wireless device and have it faxed or emailed within minutes to the client for signature. A sales executive that can prepare and deliver sales paperwork before leaving the prospect's office is more likely to close the sale on the spot.

"This acquisition furthers GoAmerica's commitment to offering complete wireless business solutions," said Aaron Dobrinsky, CEO, GoAmerica, Inc. "The Hotpaper.com service allows for rapid deployment of mission-critical documents, and we believe that this application will increase productivity and efficiency for mobile professionals. Look to GoAmerica to continue to build an industry-leading suite of wireless offerings for the corporate market."

"We are delighted to join forces with GoAmerica," said Kevin L. Warnock, the founder of Hotpaper.com, and its President and CEO. "A true leader in the industry, GoAmerica is committed to enhancing communications experiences for mobile professionals. It is wonderful to know that corporate customers will now use our technology from their choice of wireless devices, and that they will benefit from what we believe is the best wireless data coverage available in the U.S. We look forward to joining GoAmerica as it continues to set the standard for the wireless industry."

At a time when it is becoming increasingly essential for business to wirelessly enable their employees, GoAmerica has strategically aligned with partners to offer valuable end-to-end business solutions. Recent agreements with Dell, Electronic Data Systems, Oracle and Hewlett Packard as well as continued enhancements to the Go.Web technology are aimed at securing GoAmerica's position as the wireless ISP of choice for corporate America. GoAmerica's Go.Web service enables the mobile professional to securely access and process corporate data, send and receive email and browse the Internet when away from the office. The Go.Web technology intelligently compresses, encrypts and reformats data, optimizing it for viewing on a variety of wireless devices and data networks.

With the acquisition of Hotpaper.com, GoAmerica will offer business customers a turn-key service that integrates with their businesses, wirelessly enabling document automation previously unavailable to the mobile workforce.

The anticipated purchase price consists of $9.25 million in restricted GoAmerica stock and cash of $750,000. The anticipated closing is subject to various terms and conditions.


About GoAmerica

GoAmerica, Inc. is a nationwide wireless Internet service provider based in Hackensack, NJ. GoAmerica enables its individual and business subscribers to access remotely the Internet, email and corporate intranets in real time by delivering its proprietary technology through a wide variety of mobile computing and wireless network devices. Through its Wireless Internet Connectivity Center, GoAmerica offers its subscribers comprehensive and flexible mobile data solutions for wireless Internet access by providing wireless network services, mobile devices, and subscriber service support. For more information, call 888-462-4600 or visit http://www.goamerica.net.

This news release contains certain forward-looking statements intending to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, which may affect GoAmerica, Inc.'s business, prospects and results of operation. GoAmerica, Inc.'s business is subject to a number of significant risks, including, but not limited to, risks relating to GoAmerica, Inc.'s ability to increase and maintain its subscriber base, uncertainties relating to the future demand for services in the emerging wireless data services market and GoAmerica, Inc.'s ability to successfully grow its infrastructure, manage expanded operations and offer new services. There are also risks relating to the proposed acquisition of Hotpaper.com including GoAmerica's ability to integrate the acquired technology and business with GoAmerica's current business and the potential loss of share value to GoAmerica's existing stockholders as a result of the issuance of GoAmerica common stock to Hotpaper.com stockholders. Such risks and others are more fully set forth in GoAmerica's filings with the Securities and Exchange Commission. "GoAmerica" and "Go.Web" are trademarks of GoAmerica, Inc. Other names may be trademarks of their respective owners.

About Hotpaper.com

Hotpaper.com, Inc. is a document automation infrastructure provider based in San Francisco, CA. Hotpaper enables its individual and business users to dynamically create Microsoft Word and Adobe PDF documents directly from their web browsers. Users choose from among numerous document templates, answer some simple questions, click a button, and the system automatically crafts a customized version. Tasks that previously required original authorship or lots of cut-and-paste can now often be completed in a minute or two. Hotpaper has over 130 customers in 18 countries, including over two dozen Fortune 500 companies.

Contact:
GoAmerica, Inc.
Ilya Welfeld, 201/996-1717
or
Hotpaper.com, Inc.
Kevin Warnock, 415/667-9990 (x201)

                                                                    EXHIBIT 99.2

Friday, September 1, 3:28 pm Eastern Time

GO AMERICA COMPLETES ACQUISITION OF HOTPAPER.COM

Acquisition Enhances GoAmerica's Portfolio of Services, Enabling the Rapid Deployment of Mission - Critical Documents to Mobile Professionals

HACKENSACK, N.J. -- (BUSINESS WIRE) -- Sept. 1, 2000 -- GoAmerica, Inc. (NASDAQ:
GOAM-news), a leading nationwide wireless data and Internet services provider, announced today the completion of its previously announced acquisition of Hotpaper.com, Inc., an innovative Web-based infrastructure company dedicated to the automated creation and delivery of business documents.

"We feel that Hotpaper.com's unique technology complements GoAmerica's growing portfolio of services, aimed at offering complete wireless business solutions," said Aaron Dobrinsky, GoAmerica's president and CEO. "This application will offer increased productivity and efficiency for mobile professionals, giving GoAmerica's corporate customers a competitive advantage."

The Hotpaper.com choose-customize-deliver platform, integrated with GoAmerica's industry-leading Go.Web(TM) technology, enables mobile professionals to create customized Microsoft Word and Adobe PDF documents from wireless devices and transmit them on the spot, via fax or email. Professionals in document-intensive markets such as sales, banking, legal and human resources will be able to create documents wirelessly, thereby improving efficiency and shortening business cycles.

Under terms of the transaction, GoAmerica issued $9.25 million in restricted stock and paid cash of $750,000 to the stockholders of Hotpaper.com


About GoAmerica

GoAmerica, Inc. is a nationwide wireless Internet service provider based in Hackensack, NJ. GoAmerica enables its individual and business subscribers to access remotely corporate databases and intranets, the Internet and email by delivering its proprietary technology, Go.Web(TM) through a wide variety of mobile computing and wireless network devices. Through its Wireless Internet Connectivity Center, GoAmerica offers its subscribers comprehensive and flexible mobile data solutions for wireless Internet access by providing wireless network services, mobile devices, and subscriber service support. For more information, call 888-462-4600 or visit www.goamerica.net.

This news release contains certain forward-looking statements intending to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, which may affect GoAmerica, Inc.'s business, prospects and results of operation. GoAmerica, Inc.'s business is subject to a number of significant risks, including, but not limited to, risks relating to GoAmerica, Inc.'s ability to increase and maintain its subscriber base, uncertainties relating to the future demand for services in the emerging wireless data services market and GoAmerica, Inc.'s ability to successfully grow its infrastructure, manage expanded operations and offer new services. There are also risks relating to the proposed acquisition of Hotpaper.com including GoAmerica's ability to integrate the acquired technology and business with GoAmerica's current business and the potential loss of share value to GoAmerica's existing stockholders as a result of the issuance of GoAmerica common stock to Hotpaper.com stockholders. Such risks and others are more fully set forth in GoAmerica's filings with the Securities and Exchange Commission. "GoAmerica" and "Go.Web" are trademarks of GoAmerica, Inc. Other names may be trademarks of their respective owners.


About Hotpaper.com

Hotpaper.com, Inc. is a document automation infrastructure provider based in San Francisco, CA. Hotpaper enables its individual and business users to dynamically create Microsoft Word and Adobe PDF documents directly from their web browsers. Users choose from among numerous document templates, answer some simple questions, click a button, and the system automatically crafts a customized version. Tasks that previously required original authorship or lots of cut-and-paste can now often be completed in a minute or two. Hotpaper has over 130 customers in 18 countries, including over two dozen Fortune 500 companies.

Contact:
GoAmerica, Inc.
Ilya Welfeld, 201/996-1717
or
Hotpaper.com, Inc.
Kevin Warnock, 415/667-9990 (x201)